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                                                                    EXHIBIT 20.1


                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                              Distribution Date: 4/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                      860,766.67
              Class B Note Interest Requirement                       89,211.11
              Class C Note Interest Requirement                      160,425.00
                      Total                                        1,110,402.78

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         1.02472
              Class B Note Interest Requirement                         1.27444
              Class C Note Interest Requirement                         1.78250

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                        840,000,000
              Class B Note Principal Balance                         70,000,000
              Class C Note Principal Balance                         90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                           By:
                                             --------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President